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                                                                   Exhibit 10.20


                             [BankBoston Letterhead]


DATE:             July 31, 1998

TO:               Stride and Associates ("Stride")
ATTN:             Anthony Groves
FAX:              212-697-6399
PHONE:            212-697-5800

FROM:             BankBoston, N.A. ("BBNA")
ATTN:             Jennifer Buonopane, Derivative Operations, Confirmation Unit
FAX:              617-434-4284
PHONE:            617-434-9929

RE:               INTEREST RATE COLLAR TRANSACTION
                  [Our Ref:  CP57746US/FL57747US]

The purpose of this letter agreement is to set forth the terms and conditions of the Interest Rate Collar Transaction entered into between BankBoston, N.A. ("BBNA") and Stride and Associates ("Stride") on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA (the "Definitions"), each as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions in this Confirmation, this Confirmation will govern.

         1. This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use our best efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") published by ISDA, with such modifications as you and we shall in good faith agree (such agreement, the "Agreement"). Upon the execution by you and us of the Agreement, this Confirmation will supplement, form a part of, and be subject to the Agreement. All provisions contained or incorporated by reference in the Agreement, upon its execution, shall govern this Confirmation except as expressly modified below. Until we execute and deliver the Agreement, this Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (with a Schedule thereto which provides that Market Quotation and the Second Method apply for purposes of
Section 6(e) of such agreement) on the Trade Date hereof. In the event of any inconsistency between this Confirmation and either the ISDA Form or the Agreement, this Confirmation will govern.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                            July 31, 1998

Effective Date:                        August 4, 1998

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Terminate Date:                        August 4, 2000, subject to adjustment
                                       in accordance with the Modified
                                       Business Day convention.

National Amount:                       USD 13,000,000.00

Premium Payer:                         Not applicable

FLOATING RATE PAYER A:                 BBNA

         Cap Rate:                     6.00%

         Floating Rate Option:         USD-LIBOR-BBA

         Designated Maturity:          Three month

         Floating Rate for
         Initial Calculation Period:   5.6875%

         Method of Averaging:          Inapplicable

         Spread:                       Inapplicable

         Day Count Fraction:           Actual/360

         Reset Dates:                  The first day of each Calculation Period

         Floating Rate
         Payment Dates:                The last Business Day of March, June,
                                       September and December in each year
                                       beginning September 30, 1998 and ending
                                       on the Termination Date, subject to
                                       adjustment in accordance with the
                                       Modified Following Business Day
                                       convention.

FLOATING RATE PAYER B:                 Stride

         Floor Rate:                   5.63%

         Floating Rate Option:         USD-LIBOR-BBA

         Designated Maturity:          Three month

         Floating Rate for
         Initial Calculation Period:   5.6875%

         Method of Averaging:          Inapplicable

         Spread:                       Inapplicable

         Day Count Fraction:           Actual/360

         Reset Dates:                  The first day of each Calculation Period


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


         Floating Rate
         Payment Dates:                The last Business Day of March, June,
                                       September and December in each year
                                       beginning September 30, 1998 and ending
                                       on the Termination Date, subject to
                                       adjustment in accordance with the
                                       Modified Following Business Day
                                       convention.

Payments of Net Amount:                With respect to the Floating Amount
                                       calculated in respect of a Calculation
                                       Period if (a) USD-LIBOR-BBA is greater
                                       than the Cap Rate, Floating Rate Payer A agrees to pay to Floating Rate Payer B on the Payment Date in respect of such Calculation Period the Floating Amount where the Floating Rate is the amount by which USD-LIBOR-BBA exceeds the Cap
                                       Rate; (b) if USD-LIBOR-BBA is less than
                                       the Floor Rate, Floating Rate Payer B
                                       agrees to pay to Floating Rate Payer A
                                       on the Payment Date in respect of such
                                       Calculation Period the Floating Amount
                                       where the Floating Rate is the amount by which the Floor Rate exceeds the USD-
                                       LIBOR-BBA; and (c) if USD-LIBOR-BBA is
                                       greater than or equal to the Floor Rate
                                       but less than or equal to the Cap Rate,
                                       no payment will be made.

Calculation Agent:                     BBNA

Business Days:                         New York and London

Governing Law:                         New York law

Documentation:                         ISDA Master Agreement to be provided by
                                       BBNA


         3.       ACCOUNT DETAILS

PAYMENT INSTRUCTIONS FOR
BBNA: BankBoston, N.A. (formerly known as The First National Bank of Boston) Routing No. ABA 011000390, for the Arbitrage Settlement Account #295032, Attn: Cap Desk, 01-13-08.

PAYMENT INSTRUCTIONS FOR
STRIDE:                                PLEASE ADVISE

                                       Stride Associates Inc.
                                       BankBoston
                                       ABA No. 011000390
                                       A/C # 89843325


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


         4.       CONTACT INSTRUCTIONS

BBNA: Cap Desk (Resets/Payments):       Tel:  (617) 434-7264
                                        Fax:  (617) 434-0505

         Confirmations:                 Tel:  (617) 434-4405
                                        Fax:  (617) 434-0505


STRIDE:                                 PLEASE ADVISE

                                        Tel:  (212) 697-5820
                                        Fax:  (212) 697-6399


Very truly yours,
BANKBOSTON, N.A.


By: /s/ William K. Lapara              By:  /s/ Robert S. Hutchinson
    -------------------------------       -------------------------------
Name:   William K. LaPara              Name:    Robert S. Hutchinson
Title:  Managing Director              Title:   Vice President


Agreed and accepted as of the date first above written:

STRIDE AND ASSOCIATES


By: /s/ Anthony Groves
   --------------------------------
Name:   Anthony Groves
Title:  Chief Financial Officer

PLEASE COUNTERSIGN AND FAX TO:

       (617) 434-2484
       ATTN:  JENNIFER BUONOPANE
       REQUEST CORRECTIONS AT (617) 434-9929




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